Fixed Assets, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
FIXED ASSETS, NET

NOTE 5 - FIXED ASSETS, NET

	December 31,
	2021	2020
	USD in thousands
Cost:
Computers and software	739	595
Office furniture and equipment	255	216
Leasehold improvements	392	349
	1,386	1,160
Less – accumulated depreciation	883	733
Fixed assets, net	503	427

Depreciation expenses for the years ended December 31, 2021 and December 31, 2020 were $159 and $254, respectively.